EXHIBIT 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS
THIRD QUARTER 2009 RESULTS

SANTA MONICA, CALIFORNIA, November 4, 2009 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and nine-month periods ended September 30, 2009.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data).  The results of our outdoor operations are presented in discontinued operations within the statements of operations in accordance with ASC 360-10-45, “Impairment or Disposal of Long-Lived Assets”.  This press release contains certain non-GAAP financial measures as defined by SEC Regulation G.  The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7.  Unaudited financial highlights are as follows:

	Three-Month Period			Nine-Month Period
	Ended September 30,			Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Net revenue	$50,754	$60,988	(17)%	$141,165	$179,573	(21)%
Operating expenses (1)	30,572	36,977	(17)%	92,031	109,284	(16)%
Corporate expenses (2)	3,351	3,772	(11)%	10,602	12,703	(17)%

Consolidated adjusted EBITDA (3)	17,268	21,122	(18)%	40,307	60,156	(33)%

Free cash flow (4)	$5,058	$8,756	(42)%	$9,176	$23,042	(60)%
Free cash flow per share, basic and diluted (4)	$0.06	$0.10	(40)%	$0.11	$0.25	(56)%

Net income (loss) from continuing operations	$673	$(354,491)	NM	$(15,648)	$(349,881)	(96)%
Net income (loss) applicable to common stockholders	$673	$(354,491)	NM	$(15,648)	$(351,454)	(96)%

Net income (loss) per share from continuing operations
applicable to common stockholders, basic and diluted	$0.01	$(3.98)	NM	$(0.19)	$(3.80)	(95)%
Net income (loss) per share applicable
to common stockholders, basic and diluted	$0.01	$(3.98)	NM	$(0.19)	$(3.82)	(95)%

Weighted average common shares outstanding, basic	83,683,908	89,130,413		84,049,423	92,029,671
Weighted average common shares outstanding, diluted	83,935,319	89,130,413		84,049,423	92,029,671

(1)
Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.4 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended September 30, 2009 and 2008, respectively and $1.1 million and $1.0 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2009 and 2008, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and loss on debt extinguishment.

(2)	Corporate expenses include $0.3 million and $0.5 million of non-cash stock-based compensation for the three-month periods ended September 30, 2009 and 2008, respectively and $1.1 million and $1.4 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2009 and 2008, respectively.
(3)
Consolidated adjusted EBITDA means net income (loss) plus loss (gain) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses,  net interest expense, loss on debt extinguishment, loss from discontinued operations, income tax expense (benefit), equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our syndicated bank credit facility and does not include loss (gain) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, loss on debt extinguishment, loss from discontinued operations, income tax expense (benefit), equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income.  As consolidated adjusted EBITDA excludes non-cash (gain) loss on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, loss on debt extinguishment, loss from discontinued operations, income tax expense (benefit), equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business.  Consolidated adjusted EBITDA is also used to make executive compensation decisions.

(4)
Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less interest income less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the diluted weighted average common shares outstanding.

Entravision Communications

    Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “Our third quarter financial results continue to be impacted by the recession and the challenging advertising environment. We remain focused on managing our costs and maximizing our cash flows.  Our television and radio operations continue to deliver solid ratings in the nation's most densely-populated Hispanic markets. We believe that we are well positioned to benefit when the economy recovers, given the strength of our brands and our ability to deliver the valuable Hispanic audience to advertisers.”

Financial Results

Three Months Ended September 30, 2009 Compared to Three Months Ended September 30, 2008
(Unaudited)

	Three-Month Period
	Ended September 30,
	2009	2008	% Change
Net revenue	$50,754	$60,988	(17)%
Operating expenses (1)	30,572	36,977	(17)%
Corporate expenses (1)	3,351	3,772	(11)%
Depreciation and amortization	5,272	5,998	(12)%
Impairment charge	-	440,020	NM

Operating income (loss)	11,559	(425,779)	NM
Interest expense, net	(8,157)	(7,550)	8%

Income (loss) before income taxes	3,402	(433,329)	NM

Income tax (expense) benefit	(2,802)	78,847	NM
Net income (loss) before equity in net income (loss) of
nonconsolidated affiliates and discontinued operations	600	(354,482)	NM
Equity in net income (loss) of nonconsolidated affiliates, net of tax	73	(9)	NM

Net income (loss)	$673	$(354,491)	NM

(1)  Operating expenses and corporate expenses are defined on page 1.

    Net revenue decreased to $50.8 million for the three-month period ended September 30, 2009 from $61.0 million for the three-month period ended September 30, 2008, a decrease of $10.2 million. Of the overall decrease, $5.4 million came from our television segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the continuing weak economy, partially offset by an increase in retransmission consent revenue. Additionally, $4.8 million of the overall decrease came from our radio segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the continuing weak economy.

    Operating expenses decreased to $30.6 million for the three-month period ended September 30, 2009 from $37.0 million for the three-month period ended September 30, 2008, a decrease of $6.4 million. The decrease was primarily attributable to decreases in expenses associated with the decrease in net revenue and salary expense due to reductions of personnel and salary reductions.

    Corporate expenses decreased to $3.4 million for the three-month period ended September 30, 2009 from $3.8 million for the three-month period ended September 30, 2008, a decrease of $0.4 million. The decrease was primarily attributable to the decrease in salary expense due to salary reductions and a decrease in employee benefits.

Entravision Communications

Nine Months Ended September 30, 2009 Compared to Nine Months Ended September 30, 2008
(Unaudited)

	Nine-Month Period
	Ended September 30,
	2009	2008	% Change
Net revenue	$141,165	$179,573	(21)%
Operating expenses (1)	92,031	109,284	(16)%
Corporate expenses (1)	10,602	12,703	(17)%
Depreciation and amortization	15,893	17,185	(8)%
Impairment charge	2,720	440,020	(99)%

Operating income (loss)	19,919	(399,619)	NM
Interest expense, net	(21,374)	(26,256)	(19)%
Loss on debt extinguishment	(4,716)	-	NM

Loss before income taxes	(6,171)	(425,875)	(99)%

Income tax (expense) benefit	(9,311)	76,167	NM
Net loss before equity in net loss of
nonconsolidated affiliates and discontinued operations	(15,482)	(349,708)	(96)%
Equity in net loss of nonconsolidated affiliates, net of tax	(166)	(173)	(4)%

Loss from continuing operations	(15,648)	(349,881)	(96)%
Loss from discontinued operations, net of tax	-	(1,573)	NM

Net loss	$(15,648)	$(351,454)	(96)%

(1)  Operating expenses and corporate expenses are defined on page 1.

    Net revenue decreased to $141.2 million for the nine-month period ended September 30, 2009 from $179.6 million for the nine-month period ended September 30, 2008, a decrease of $38.4 million. Of the overall decrease, $20.5 million came from our television segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the continuing weak economy, partially offset by an increase in retransmission consent revenue. Additionally, $17.9 million of the overall decrease came from our radio segment and was primarily attributable to a decrease in local and national advertising sales and advertising rates, which in turn was primarily due to the continuing weak economy.

    Operating expenses decreased to $92.0 million for the nine-month period ended September 30, 2009 from $109.3 million for the nine-month period ended September 30, 2008, a decrease of $17.3 million. The decrease was primarily attributable to decreases in expenses associated with the decrease in net revenue and salary expense due to reductions of personnel and salary reductions.

    Corporate expenses decreased to $10.6 million for the nine-month period ended September 30, 2009 from $12.7 million for the nine-month period ended September 30, 2008, a decrease of $2.1 million. The decrease was primarily attributable to the elimination of bonuses paid to executive officers, a decrease in salary expense due to salary reductions and a decrease in employee benefits.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:
	Three-Month Period
	Ended September 30,
	2009	2008	% Change
Net Revenue
Television	$32,019	$37,479	(15)%
Radio	18,735	23,509	(20)%
Total	$50,754	$60,988	(17)%

Operating Expenses (1)
Television	$17,601	$21,908	(20)%
Radio	12,971	15,069	(14)%
Total	$30,572	$36,977	(17)%

Corporate Expenses (1)	$3,351	$3,772	(11)%

Consolidated adjusted EBITDA (1)	$17,268	$21,122	(18)%

(1)  Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

    Entravision Communications Corporation will hold a conference call to discuss its 2009 third quarter results on November 4, 2009 at 5 p.m. Eastern Time.  To access the conference call, please dial 412-858-4600 ten minutes prior to the start time.  The call will be webcast live and archived for replay at www.entravision.com.

    Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television and radio operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico.  Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets.  The Company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations.  Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

    This press release contains certain forward-looking statements.  These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #
(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Christian Nery
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Net revenue	$50,754	$60,988	$141,165	$179,573

Expenses:
Direct operating expenses	21,030	25,583	63,690	76,258
Selling, general and administrative expenses	9,542	11,394	28,341	33,026
Corporate expenses	3,351	3,772	10,602	12,703
Depreciation and amortization	5,272	5,998	15,893	17,185
Impairment charge	-	440,020	2,720	440,020
	39,195	486,767	121,246	579,192
Operating income (loss)	11,559	(425,779)	19,919	(399,619)
Interest expense	(8,227)	(8,172)	(21,762)	(27,595)
Interest income	70	622	388	1,339
Loss on debt extinguishment	-	-	(4,716)	-
Income (loss) before income taxes	3,402	(433,329)	(6,171)	(425,875)
Income tax (expense) benefit	(2,802)	78,847	(9,311)	76,167
Income (loss) before equity in net income (loss) of
nonconsolidated affiliate and discontinued operations	600	(354,482)	(15,482)	(349,708)
Equity in net income (loss) of nonconsolidated affiliate, net of tax	73	(9)	(166)	(173)
Income (loss) from continuing operations	673	(354,491)	(15,648)	(349,881)
Loss from discontinued operations, net of tax	-	-	-	(1,573)
Net income (loss) applicable to common stockholders	$673	$(354,491)	$(15,648)	$(351,454)

Basic and diluted earnings per share:
Net income (loss) per share from continuing operations applicable to
common stockholders, basic and diluted	$0.01	$(3.98)	$(0.19)	$(3.80)
Net loss per share from discontinued operations, basic and diluted	$-	$-	$-	$(0.02)
Net income (loss) per share applicable to common stockholders,
basic and diluted	$0.01	$(3.98)	$(0.19)	$(3.82)

Weighted average common shares outstanding, basic	83,683,908	89,130,413	84,049,423	92,029,671
Weighted average common shares outstanding, diluted	83,935,319	89,130,413	84,049,423	92,029,671

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Cash flows from operating activities:
Net income (loss)	$673	$(354,491)	$(15,648)	$(351,454)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	5,272	5,998	15,893	17,185
Impairment charge	-	440,020	2,720	440,020
Deferred income taxes	2,548	(79,198)	8,534	(77,537)
Amortization of debt issue costs	104	100	298	302
Amortization of syndication contracts	441	700	1,689	2,255
Payments on syndication contracts	(706)	(713)	(2,119)	(2,135)
Equity in net (income) loss of nonconsolidated affiliate	(73)	9	166	173
Non-cash stock-based compensation	702	896	2,205	2,450
Gain on sale of media properties and other assets	-	-	(102)	-
Non-cash expenses related to debt extinguishment	-	-	945	-
Change in fair value of interest rate swap agreements	(1,314)	436	(3,850)	3,647
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(1,828)	3,490	(3,100)	3,648
Increase in prepaid expenses and other assets	(810)	(178)	(621)	(100)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	1,085	(1,445)	3,187	(3,205)
Effect of discontinued operations	-	-	-	(2,230)
Net cash provided by operating activities	6,094	15,624	10,197	33,019
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	-	-	114	101,498
Purchases of property and equipment and intangibles	(2,589)	(5,007)	(9,207)	(13,415)
Purchase of a business	-	-	-	(22,885)
Deposits on acquisitions	-	(200)	-	(200)
Effect of discontinued operations	-	-	-	(194)
Net cash provided by (used in) investing activities	(2,589)	(5,207)	(9,093)	64,804
Cash flows from financing activities:
Proceeds from issuance of common stock	53	299	255	785
Payments on long-term debt	(1,572)	(2)	(42,572)	(11,036)
Repurchase of Class U common stock	-	-	-	(10,380)
Repurchase of Class A common stock	-	(10,245)	(1,075)	(46,538)
Excess tax benefits from exercise of stock options	-	-	-	(25)
Payments of deferred debt and offering costs	-	-	(1,182)	-
Net cash used in financing activities	(1,519)	(9,948)	(44,574)	(67,194)
Net increase (decrease) in cash and cash equivalents	1,986	469	(43,470)	30,629
Cash and cash equivalents:
Beginning	18,838	117,105	64,294	86,945
Ending	$20,824	$117,574	$20,824	$117,574

Entravision Communications

Entravision Communications Corporation
Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities
 (Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Consolidated adjusted EBITDA (1)	$17,268	$21,122	$40,307	$60,156

Interest expense	(8,227)	(8,172)	(21,762)	(27,595)
Interest income	70	622	388	1,339
Loss on debt extinguishment	-	-	(4,716)	-
Income tax (expense) benefit	(2,802)	78,847	(9,311)	76,167
Amortization of syndication contracts	(441)	(700)	(1,689)	(2,255)
Payments on syndication contracts	706	713	2,119	2,135
Non-cash stock-based compensation included in direct operating
expenses	(159)	(173)	(489)	(462)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(204)	(217)	(618)	(579)
Non-cash stock-based compensation included in corporate expenses	(339)	(506)	(1,098)	(1,409)
Depreciation and amortization	(5,272)	(5,998)	(15,893)	(17,185)
Impairment charge	-	(440,020)	(2,720)	(440,020)
Equity in net income (loss) of nonconsolidated affiliates	73	(9)	(166)	(173)
Loss from discontinued operations	-	-	-	(1,573)
Net income (loss)	673	(354,491)	(15,648)	(351,454)

Depreciation and amortization	5,272	5,998	15,893	17,185
Impairment charge	-	440,020	2,720	440,020
Deferred income taxes	2,548	(79,198)	8,534	(77,537)
Amortization of debt issue costs	104	100	298	302
Amortization of syndication contracts	441	700	1,689	2,255
Payments on syndication contracts	(706)	(713)	(2,119)	(2,135)
Equity in net (income) loss of nonconsolidated affiliate	(73)	9	166	173
Non-cash stock-based compensation	702	896	2,205	2,450
Gain on sale of media properties and other assets	-	-	(102)	-
Non-cash expenses related to debt extinguishment	-	-	945	-
Change in fair value of interest rate swap agreements	(1,314)	436	(3,850)	3,647
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(1,828)	3,490	(3,100)	3,648
Increase in prepaid expenses and other assets	(810)	(178)	(621)	(100)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	1,085	(1,445)	3,187	(3,205)
Effect of discontinued operations	-	-	-	(2,230)
Cash flows from operating activities	$6,094	$15,624	$10,197	$33,019

(1) Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation
Reconciliation of Free Cash Flow to Net Income (Loss)
(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Consolidated adjusted EBITDA (1)	$17,268	$21,122	$40,307	$60,156

Net interest expense (1)	9,367	7,013	24,926	22,306
Cash paid for income taxes	254	350	777	1,394
Capital expenditures (2)	2,589	5,003	5,428	13,414
Free cash flow (1)	5,058	8,756	9,176	23,042

Capital expenditures (2)	2,589	5,003	5,428	13,414
Non-cash interest expense relating to amortization of debt
finance costs and interest rate swap agreements	1,210	(537)	3,552	(3,950)
Loss on debt extinguishment	-	-	(4,716)	-
Non-cash income tax (expense) benefit	(2,548)	79,197	(8,534)	77,561
Amortization of syndication contracts	(441)	(700)	(1,689)	(2,255)
Payments on syndication contracts	706	713	2,119	2,135
Non-cash stock-based compensation included in direct operating
expenses	(159)	(173)	(489)	(462)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(204)	(217)	(618)	(579)
Non-cash stock-based compensation included in corporate expenses	(339)	(506)	(1,098)	(1,409)
Depreciation and amortization	(5,272)	(5,998)	(15,893)	(17,185)
Impairment charge	-	(440,020)	(2,720)	(440,020)
Equity in net income (loss) of nonconsolidated affiliates	73	(9)	(166)	(173)
Loss from discontinued operations	-	-	-	(1,573)
Net income (loss)	$673	$(354,491)	$(15,648)	$(351,454)

(1)  Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)  Capital expenditures is not part of the consolidated statement of operations.